UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2009
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On August 26, 2009, Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Company”), completed the closing of its previously reported agreement to acquire all of the outstanding equity securities of Symphony Allegro, Inc. (“Symphony Allegro”) from Symphony Allegro Holdings LLC (“Holdings”) pursuant to the option to purchase such securities granted to it under that certain Amended and Restated Purchase Option Agreement, dated as of June 15, 2009, by and among the Company, Holdings and Symphony Allegro. In connection with the closing of this transaction, the Company issued to Symphony Capital Partners, L.P. and certain co-investors (the “Symphony Allegro Investors”) (i) 10,000,000 shares of the Company’s common stock (the “Shares”) and (ii) warrants to purchase an aggregate of 5,000,000 shares of the Company’s common stock (the “Warrants”).
     Upon the closing of the transaction, Symphony Allegro became a wholly owned subsidiary of the Company. Symphony Allegro was formed and capitalized by the Symphony Allegro Investors to fund additional clinical and nonclinical development of AZ-002, Staccato alprazolam, and AZ-004/AZ-104, Staccato loxapine (the “Programs”). In December 2006, the Company exclusively licensed to Symphony Allegro certain intellectual property rights related to the Programs. The Company remained primarily responsible for the development of the Programs in accordance with a development plan and related development budgets that the Company agreed to with Holdings. The Company has historically consolidated the assets, liabilities and financial results of Symphony Allegro into its financial statements since the grant of the purchase option described above in 2006.
     Each Warrant has an exercise price of $2.26 per share and a cashless exercise provision under which its holder may, in lieu of payment of the exercise price in cash, surrender such Warrant and receive a net amount of shares based on the fair market value of the Company’s common stock at the time of exercise of such Warrant after deduction of the aggregate exercise price. Each Warrant contains provisions for the adjustment of the exercise price and the number of shares issuable upon exercise in the event of certain stock dividends, stock splits, reorganizations and reclassifications. In the event of a merger or acquisition in which the surviving or resulting parent entity is an entity other than the Company, each Warrant also provides for the issuance of a replacement warrant that is exercisable for shares of the surviving entity or the surrender of such Warrant in consideration of a specified cash payment for each share of the Company’s common stock subject to such Warrant, depending on the consideration paid by the surviving entity in such transaction. Each Warrant will terminate five years from its date of issuance, if not earlier exercised. Upon the issuance of the Warrants, the warrants initially issued to Holdings on December 1, 2006 for the purchase of 2,000,000 shares of the Company’s common stock at an exercise price of $9.91 per share, which warrants otherwise had terms and conditions that were substantially similar to those of the Warrants, were cancelled.
     The Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Shares and the shares of the Company’s common stock issuable upon exercise of the Warrants pursuant to that certain Amended and Restated Registration Rights Agreement, dated as of June 15, 2009, between the Company and Holdings (the “Registration Rights Agreement”). In addition, Holdings is entitled to receive payments from the Company equal to specified percentages of certain upfront, milestone, royalty, profit sharing or similar payments received by the Company in respect of any agreement or arrangement with any third party with respect to the development and/or commercialization of the Programs.
     On August 26, 2006, in connection with the closing of this transaction, the Company, Holdings, Symphony Capital Partners, L.P. and Symphony Strategic Partners, LLC (collectively, “Symphony”) entered into an agreement (the “Corporate Governance Agreement”) pursuant to which the Company agreed to nominate and use its commercially reasonable efforts to cause to be elected and cause to remain as a director on the Company’s board of directors one individual designated by Symphony, for so long as Symphony and its affiliates beneficially own more than 10% of the total outstanding shares of the Company’s common stock. Pursuant to the Corporate Governance Agreement, Symphony also agreed, for so long as Symphony and its affiliates beneficially own more than 10% of the total outstanding shares of the Company’s common stock, to certain limitations on its ability acquire additional Company securities, vote its shares or take certain actions intended to influence control of the Company.
     On August 26, 2009, the Company issued a press release announcing the closing of the transactions described above. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 1.02.
Item 2.01 Completion of Acquisition or Disposition of Assets
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02. The Company believes that each of the Symphony Allegro Investors are “accredited investors,” and the issuance of the Shares and the Warrants was therefore made pursuant to Regulation D promulgated under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.51	Form of Warrants to Purchase Shares of Common Stock, dated August 26, 2009

10.52	Letter Agreement among the Company, Symphony Allegro Holdings LLC, Symphony Capital Partners, L.P. and Symphony Strategic Partners, LLC, dated August 26, 2009

99.1	Press Release titled “Alexza Stockholders Approve Share Issuance to Symphony Capital and Alexza Completes Acquisition of Symphony Allegro,” dated August 26, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
 Alexza Pharmaceuticals, Inc.
Date: August 26, 2009

By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.51	Form of Warrants to Purchase Shares of Common Stock, dated August 26, 2009

10.52	Letter Agreement among the Company, Symphony Allegro Holdings LLC, Symphony Capital Partners, L.P. and Symphony Strategic Partners, LLC, dated August 26, 2009

99.1	Press Release titled “Alexza Stockholders Approve Share Issuance to Symphony Capital and Alexza Completes Acquisition of Symphony Allegro,” dated August 26, 2009